                                                       Exhibit 99.10
--------------------------------------------------------------------------------
                                                       Monthly Operating Report
  ------------------------------------------------
  CASE NAME: Flight One Logistics, Inc.               ACCRUAL BASIS
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER: 400-42069-BJH                           02/13/95, RWD, 2/96
  ------------------------------------------------

  ------------------------------------------------
  JUDGE: Barbara J. Houser
  ------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ Drew Keith                                      Chief Financial Officer
  ----------------------------------------          --------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

  Drew Keith                                                12/20/2001
  ----------------------------------------          --------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                            DATE

  PREPARER:

  /s/ Jessica L. Wilson                              Chief Accounting Officer
  ----------------------------------------          --------------------------
  ORIGINAL SIGNATURE OF PREPARER                              TITLE

  Jessica L. Wilson                                         12/20/2001
  ----------------------------------------          --------------------------
  PRINTED NAME OF PREPARER                                     DATE

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                        Monthly Operating Report

  -----------------------------------------------------
  CASE NAME: Flight One Logistics, Inc.                                         ACCRUAL BASIS-1
  -----------------------------------------------------

  -----------------------------------------------------
  CASE NUMBER: 400-42069-BJH                                            02/13/95, RWD, 2/96
  -----------------------------------------------------


  -----------------------------------------------------
  COMPARATIVE BALANCE SHEET
  ------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE        MONTH               MONTH            MONTH
                                                              ------------------------------------------------
  ASSETS                                          AMOUNT      October 2001       November 2001
  ------------------------------------------------------------------------------------------------------------
  1.      UNRESTRICTED CASH                                       $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  2.      RESTRICTED CASH                                         $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  3.      TOTAL CASH                               $     0        $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  4.      ACCOUNTS RECEIVABLE (NET)                               $  20,742           $  20,742            $0
  ------------------------------------------------------------------------------------------------------------
  5.      INVENTORY                                               $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  6.      NOTES RECEIVABLE                                        $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  7.      PREPAID EXPENSES                                        $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  8.      OTHER (ATTACH LIST)                      $39,149             ($56)               ($56)           $0
  ------------------------------------------------------------------------------------------------------------
  9.      TOTAL CURRENT ASSETS                     $39,149        $  20,686           $  20,686            $0
  ------------------------------------------------------------------------------------------------------------
  10.     PROPERTY, PLANT & EQUIPMENT                             $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  11.     LESS: ACCUMULATED
          DEPRECIATION / DEPLETION                                $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  12.     NET PROPERTY, PLANT & EQUIPMENT          $     0        $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  13.     DUE FROM INSIDERS                                       $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  14.     OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                              $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  15.     OTHER (ATTACH LIST)                                     $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  16.     TOTAL ASSETS                             $39,149        $  20,686           $  20,686            $0
  ------------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------------
  17.     ACCOUNTS PAYABLE                                        $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  18.     TAXES PAYABLE                                           $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  19.     NOTES PAYABLE                                           $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  20.     PROFESSIONAL FEES                                       $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  21.     SECURED DEBT                                            $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  22.     OTHER (ATTACH LIST)                                     $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  23.     TOTAL POSTPETITION LIABILITIES                          $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------------
  24.     SECURED DEBT                                            $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  25.     PRIORITY DEBT                                           $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  26.     UNSECURED DEBT                                           ($16,740)           ($16,740)           $0
  ------------------------------------------------------------------------------------------------------------
  27.     OTHER (ATTACH LIST)                                     $       0           $       0            $0
  ------------------------------------------------------------------------------------------------------------
  28.     TOTAL PREPETITION LIABILITIES            $     0         ($16,740)           ($16,740)           $0
  ------------------------------------------------------------------------------------------------------------
  29.     TOTAL LIABILITIES                        $     0         ($16,740)           ($16,740)           $0
  ------------------------------------------------------------------------------------------------------------
  EQUITY
  ------------------------------------------------------------------------------------------------------------
  30.     PREPETITION OWNERS' EQUITY                              $  38,956           $  38,956            $0
  ------------------------------------------------------------------------------------------------------------
  31.     POSTPETITION CUMULATIVE PROFIT OR (LOSS)                  ($1,530)            ($1,530)           $0
  ------------------------------------------------------------------------------------------------------------
  32.     DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)
  ------------------------------------------------------------------------------------------------------------
  33.     TOTAL EQUITY                             $     0        $  37,426           $  37,426            $0
  ------------------------------------------------------------------------------------------------------------
  34.     TOTAL LIABILITIES & OWNERS' EQUITY       $     0        $  20,686           $  20,686            $0
  ------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

        --------------------------------------------
        CASE NAME: Flight One Logistics, Inc.         ACCRUAL BASIS-2
        --------------------------------------------

        --------------------------------------------
        CASE NUMBER: 400-42069-BJH                      02/13/95, RWD, 2/96
        --------------------------------------------

        --------------------------------------------
        INCOME STATEMENT
        ----------------------------------------------------------------------------------------------------------------------------
                                                           MONTH                MONTH             MONTH               QUARTER
                                                        ---------------------------------------------------------
        REVENUES                                        October 2001         November 2001                             TOTAL

        ----------------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                         $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                              $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                            $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        ----------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                               $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                           $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                        $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                               $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                                           $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        ----------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER / INSIDER COMPENSATION                         $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                                    $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                               $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                           $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                                    $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                               $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                                       $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        ----------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)                       $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)                      $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                                       $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                               $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                           $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                                    $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                            $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ----------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                                      $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                                      $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                    $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES                          $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                             $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                                      $0                   $0               $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------

================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Monthly Operating Report

        ---------------------------------------------------------------
        CASE NAME: Flight One Logistics, Inc.                                            ACCRUAL BASIS-3
        ---------------------------------------------------------------

        ---------------------------------------------------------------
        CASE NUMBER: 400-42069-BJH                                                     02/13/95, RWD, 2/96
        ---------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                   MONTH             MONTH            MONTH           QUARTER
                                                       ------------------------------------------------------
        DISBURSEMENTS                                    October 2001     November 2001                         TOTAL
        ------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                             $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        -----------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                            $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        -----------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                           $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                          $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                              $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        -----------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                        $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                        $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                                   $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                          $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                                        $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                                  $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        -----------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                           $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                                    $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                         $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        15.    SECURED/RENTAL/LEASES                                 $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                             $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                             $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                                   $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                                      $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                                $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                         $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                                 $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                              $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                           $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                   $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                         $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -----------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                                     $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                                     $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                                   $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                         $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                                   $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                         $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                                   $0                $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        -----------------------------------------
        CASE NAME: Flight One Logistics, Inc.       ACCRUAL BASIS-4
        -----------------------------------------

        -----------------------------------------
        CASE NUMBER: 400-42069-BJH                      02/13/95, RWD, 2/96
        -----------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE                 MONTH                   MONTH           MONTH
                                                                          ----------------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                          AMOUNT               October 2001           November 2001
        ----------------------------------------------------------------------------------------------------------------------------

        1.      0-30                                                                    $     0              $     0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                                   $     0              $     0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                                   $     0              $     0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      91+                                                                     $20,742              $20,742              $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                         $0                    $20,742              $20,742              $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                         $     0              $     0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                         $0                    $20,742              $20,742              $0
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                                   MONTH:      November 2001
                                                                                                         ---------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                                         0-30                    31-60          61-90            91+
        TAXES  PAYABLE                                   DAYS                    DAYS           DAYS            DAYS         TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                                       $0                      $0             $0              $0           $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      STATE                                         $0                      $0             $0              $0           $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                         $0                      $0             $0              $0           $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                           $0                      $0             $0              $0           $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                           $0                      $0             $0              $0           $0
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                              $0                      $0             $0              $0           $0
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------

        STATUS OF POSTPETITION  TAXES                                                              MONTH:      November 2001
                                                                                                         ---------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                            BEGINNING             AMOUNT                                  ENDING
                                                               TAX             WITHHELD AND/              AMOUNT            TAX
        FEDERAL                                            LIABILITY*           0R ACCRUED                 PAID          LIABILITY
        ----------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                          $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                        $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                        $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                           $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                                 $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                    $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                    $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        ----------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                            $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                                  $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                                 $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                           $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                          $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                      $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                    $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                                    $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                            $0                  $0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ------------------------------------------
        CASE NAME: Flight One Logistics, Inc.        ACCRUAL BASIS-5
        ------------------------------------------

        ------------------------------------------
        CASE NUMBER: 400-42069-BJH                      02/13/95, RWD, 2/96
        ------------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                       MONTH:      November 2001
                                                                                                ------------------------------------
        --------------------------------------------
        BANK  RECONCILIATIONS
                                                               Account #1        Account #2          Account #3
        ----------------------------------------------------------------------------------------------------------------------------

        A.          BANK:                                         N/A
        -------------------------------------------------------------------------------------------------------------
        B.           ACCOUNT NUMBER:                              N/A                                                     TOTAL
        -------------------------------------------------------------------------------------------------------------
        C.           PURPOSE (TYPE):                              N/A
        ----------------------------------------------------------------------------------------------------------------------------
        1.       BALANCE PER BANK STATEMENT                                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.       ADD: TOTAL DEPOSITS NOT CREDITED                           $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.       SUBTRACT: OUTSTANDING CHECKS                               $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.       OTHER RECONCILING ITEMS                                    $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.       MONTH END BALANCE PER BOOKS                                $0                 $0                  $0             $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.       NUMBER OF LAST CHECK WRITTEN
        ----------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------
        INVESTMENT ACCOUNTS

        ----------------------------------------------------------------------------------------------------------------------------
                                                                DATE OF             TYPE OF       PURCHASE          CURRENT
        BANK, ACCOUNT NAME & NUMBER                             PURCHASE          INSTRUMENT        PRICE            VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        8.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        9.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        10.      N/A
        ----------------------------------------------------------------------------------------------------------------------------
        11.      TOTAL INVESTMENTS                                                                          $0                    $0
        ----------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------
        CASH

        ----------------------------------------------------------------------------------------------------------------------------
        12.      CURRENCY ON HAND                                                                                                 $0
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        13.      TOTAL CASH - END OF MONTH                                                                                        $0
        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

       --------------------------------------
       CASE NAME: Flight One Logistics, Inc.      ACCRUAL BASIS-6
       --------------------------------------

       --------------------------------------
       CASE NUMBER: 400-42069-BJH                    02/13/95, RWD, 2/96
       --------------------------------------

                                                     MONTH:       November 2001
                                                     ---------------------------


       -------------------------------------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       -------------------------------------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------------------------------
                                                   INSIDERS
       -------------------------------------------------------------------------------------------------
                                              TYPE OF                AMOUNT             TOTAL PAID
                NAME                          PAYMENT                 PAID               TO DATE
       -------------------------------------------------------------------------------------------------
       1.   N/A
       -------------------------------------------------------------------------------------------------
       2.   N/A
       -------------------------------------------------------------------------------------------------
       3.   N/A
       -------------------------------------------------------------------------------------------------
       4.   N/A
       -------------------------------------------------------------------------------------------------
       5.   N/A
       -------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                                  $0                   $0
       -------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------
                                                                PROFESSIONALS
       -----------------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                          TOTAL
                                  ORDER AUTHORIZING     AMOUNT        AMOUNT        TOTAL PAID           INCURRED
                  NAME                 PAYMENT         APPROVED        PAID           TO DATE           & UNPAID *
       -----------------------------------------------------------------------------------------------------------------
       1.   N/A
       -----------------------------------------------------------------------------------------------------------------
       2.   N/A
       -----------------------------------------------------------------------------------------------------------------
       3.   N/A
       -----------------------------------------------------------------------------------------------------------------
       4.   N/A
       -----------------------------------------------------------------------------------------------------------------
       5.   N/A
       -----------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                 $0           $0                $0                  $0
       -----------------------------------------------------------------------------------------------------------------

       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


       -------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED            AMOUNTS
                                                                     MONTHLY               PAID                TOTAL
                                                                    PAYMENTS              DURING              UNPAID
                          NAME OF CREDITOR                             DUE                MONTH            POSTPETITION
       ---------------------------------------------------------------------------------------------------------------------
       1.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       2.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       3.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       4.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       5.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       6.   TOTAL                                                          $0                 $0                     $0
       ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                          Monthly Operating Report

  --------------------------------------------------------------------
  CASE  NAME: Flight One Logistics, Inc.                                        ACCRUAL  BASIS-7
  --------------------------------------------------------------------

  --------------------------------------------------------------------
  CASE  NUMBER: 400-42069-BJH                                                             02/13/95, RWD, 2/96
  --------------------------------------------------------------------

                                                                                  MONTH:  November 2001
                                                                                         -----------------------------------
  --------------------------------------------------
  QUESTIONNAIRE
  --------------------------------------------------------------------------------------------------------------------------
                                                                                               YES                NO
  --------------------------------------------------------------------------------------------------------------------------
  1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                     X
  --------------------------------------------------------------------------------------------------------------------------
  2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                               X
  --------------------------------------------------------------------------------------------------------------------------
  3.     ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
         LOANS) DUE FROM RELATED PARTIES?                                                                         X
  --------------------------------------------------------------------------------------------------------------------------
  4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
         THIS REPORTING PERIOD?                                                                                   X
  --------------------------------------------------------------------------------------------------------------------------
  5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
         DEBTOR FROM ANY PARTY?                                                                                   X
  --------------------------------------------------------------------------------------------------------------------------
  6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                             X
  --------------------------------------------------------------------------------------------------------------------------
  7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
         PAST DUE?                                                                                                X
  --------------------------------------------------------------------------------------------------------------------------
  8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                         X
  --------------------------------------------------------------------------------------------------------------------------
  9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                               X
  --------------------------------------------------------------------------------------------------------------------------
  10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
         DELINQUENT?                                                                                              X
  --------------------------------------------------------------------------------------------------------------------------
  11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
         REPORTING PERIOD?                                                                                        X
  --------------------------------------------------------------------------------------------------------------------------
  12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                          X
  --------------------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
  EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  --------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------


  --------------------------------------------------
  INSURANCE
  --------------------------------------------------------------------------------------------------------------------------
                                                                                              YES                NO
  --------------------------------------------------------------------------------------------------------------------------
  1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
         NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                X
  --------------------------------------------------------------------------------------------------------------------------
  2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                  X
  --------------------------------------------------------------------------------------------------------------------------
  3.     PLEASE ITEMIZE POLICIES BELOW.
  --------------------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
  HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
  AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  This is a non-operating entity. There are no assets or employees with which to cover with insurance.

  --------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------


  --------------------------------------------------------------------------------------------------------------------------
                                               INSTALLMENT PAYMENTS
  --------------------------------------------------------------------------------------------------------------------------
              TYPE  OF                                                                           PAYMENT AMOUNT
               POLICY                     CARRIER                  PERIOD COVERED                  & FREQUENCY
  --------------------------------------------------------------------------------------------------------------------------
         N/A
  --------------------------------------------------------------------------------------------------------------------------
         N/A
  --------------------------------------------------------------------------------------------------------------------------
         N/A
  --------------------------------------------------------------------------------------------------------------------------
         N/A
  --------------------------------------------------------------------------------------------------------------------------
         N/A
  --------------------------------------------------------------------------------------------------------------------------
         N/A
  --------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

=======================================================================================================================


    ---------------------------------------------------------------------------
    CASE NAME: Flight One Logistics, Inc.                                             FOOTNOTES SUPPLEMENT
    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------
    CASE NUMBER: 400-42069-BJH                                                             ACCRUAL BASIS
    ---------------------------------------------------------------------------

                                                                     MONTH:               November 2001
                                                                               ------------------------------------


    ---------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS     LINE
      FORM NUMBER     NUMBER                    FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------------
          6                       All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------------
                                   Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------------
                                   Company). Refer to Case # 400-42141
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
       General                    This is a non-operating Company.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
          4              6        All assessments of uncollectible accounts receivable are done
    ---------------------------------------------------------------------------------------------------------------
                                   at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
    ---------------------------------------------------------------------------------------------------------------
                                   are recorded at Inc. and pushed down to Inc.'s subsidiaries
    ---------------------------------------------------------------------------------------------------------------
                                   as deemed necessary.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
          3             28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

 =======================================================================================================================

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items


ACCRUAL BASIS-1                                           November 2001


8.  OTHER (ATTACH LIST)              $                          (56) Reported
                                     -------------------------------
       Intercompany Receivables                                 (56) Detail
                                     -------------------------------
                                                                  -  Difference